MASTER LEASE AGREEMENT
                      Date of MASTER LEASE: January 4, 1999
                                            ---------



LESSOR:                                                                            LESSEE:
CENTURY MANAGEMENT- UND B. GMBH                                                    CASINO MILLENNIUM A.S.
An Austrian Corporation ("LESSOR"), at                                             A Czech corporation ("LESSEE"), at
Lerchengasse 2                                                                     Na Vaclavce 14
2340 Moedling, Austria                                                             Praha 1, Czech Republic



                                    RECITALS

WHERAS, LESSOR desires to lease certain equipment to LESSEE and LESSEE desires to lease certain equipment from LESSOR; and

WHEREAS, to facilitate the lease of the equipment, the parties agree to enter into this MASTER LEASE and to incorporate by reference from time to time lease schedules for various units of equipment.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the parties hereto agree as follows:

                    TERMS, CONDITIONS AND COVENANTS OF LEASE

1. This MASTER LEASE sets forth the terms and conditions by which LESSOR agrees to lease to LESSEE and LESSEE agrees to lease from LESSOR the equipment as listed and described in each lease schedule (hereinafter referred to as "Lease Schedule") executed from time to time pursuant to this MASTER LEASE. Each Lease Schedule shall be separate and distinct for all purposes and shall incorporate therein all the Terms and conditions of this MASTER LEASE. If there is a conflict between the Lease Schedule and this MASTER LEASE, the terms and conditions of this MASTER LEASE shall govern and control.

2.     TERM:

a. The term of this MASTER LEASE shall begin on the date of execution by both LESSOR and LESSEE and shall continue in effect thereafter until all of LESSEE'S obligations and liabilities under this MASTER LEASE and every Lease Schedule have been fully performed or otherwise discharged.

b. The lease term for each Lease Schedule shall commence on the earlier of the equipment installation, first use, or the Opening Date of the Casino as defined in the Casino Services Agreement between LESSEE and Century Casinos Management, Inc. (hereinafter referred to as "Commencement Date"). The lease term shall continue for the number of months or years set forth in the Lease Schedule (hereinafter referred to as "Initial Term") and continue for any extended or renewal term. The first payment date of the Initial Term shall be the first day of the month immediately following the Commencement Date (or beginning on the Commencement Date if that date is on the first day of the month).

c.     LESSEE  shall  deliver  to LESSOR a Certificate of Acceptance within five
(5) days of the Commencement Date. If LESSEE fails to deliver the Certificate of Acceptance, LESSEE shall be deemed to have accepted the equipment as installed and operational as of the Commencement Date unless LESSEE gives LESSOR written notice of each defect within five (5) days of the Commencement Date.

3. RENT AND PAYMENTS: LESSEE'S obligation to pay rent under each Lease Schedule shall begin on the Commencement Date and continue for the term. The monthly rent (hereinafter referred to as "Monthly Rent") set forth in the Lease Schedule shall be due and payable monthly in arrears within five days of each calendar month for the month before the preceding month during the Initial Term without notice or demand notwithstanding the fact that LESSOR shall invoice LESSEE. If the Commencement Date of a Lease Schedule shall be other than the first day of the month, LESSEE shall make a rental payment (hereinafter referred to as "Interim Rent") equal to 1/30th of the Monthly Rent set forth in the Lease Schedule for each day beginning with the Commencement Date to and including the last day of the month prior to the beginning of the Initial Term. Any amounts payable by LESSEE under this MASTER LEASE other than the Monthly Rent and Interim Rent shall be deemed to be additional rent (hereinafter referred to as "Additional Rent") and shall be paid within twenty (20) days of invoicing by LESSOR. Rent shall be paid to LESSOR at the address designated herein or at such other place as LESSOR designates in writing, or if to an assignee of LESSOR, at such place as such assignee shall designate in writing, by check or wire transfer so that all funds are immediately available. As used herein, the term "rents" shall mean all Monthly Rent, Interim Rent and Additional Rent. THIS IS A
     -
NONCANCELABLE LEASE. LESSEE shall pay the total rents for the entire term to LESSOR, or LESSOR'S assignee, and such payment of rents shall be absolute and unconditional without right to setoff, reduction, abatement, counterclaim, recoupment, or defense of any kind whatsoever.

a. SERVICE CHARGE: In the event that any rent is not received by LESSOR or LESSOR'S assignee within five (5) days of the due date thereof, LESSEE shall pay a penalty in the amount equal to 3% (three percent) per annum above the Czech interbank base interest rate in respect of the outstanding rent, for every day that the said rent remains outstanding. The penalty shall be payable at the same time as the payment of the arrears. In the event of default of payment of the penalty, the penalty shall continue to be charged at the same rate until it is paid. By payment of such default interest the LESSOR's right to claim compensation for damages arisen as a result of the said default is not affected
b. LEASE BASIS COST: The term "Lease Basis Cost" as defined herein means the cost of acquiring, delivering and installing the equipment including but not limited to all parts, materials, labor, services, transportation, taxes, and all other charges of every kind and nature associated therewith.
c. NON-PERFORMANCE: If LESSEE fails to perform any of its covenants, warranties, terms or conditions herein, LESSOR may, at its option, perform on LESSEE's behalf and all monies advanced by LESSOR, if any, shall be repayable by LESSEE as Additional Rent. However, in no event shall LESSOR'S performance on behalf of LESSEE be deemed to relieve LESSEE of its obligations hereunder.

4. LEGAL TITLE, LIENS AND QUIET ENJOYMENT: During the term of this MASTER LEASE, legal title to all equipment, including software, wiring and cabling, shall at all times vest in LESSOR. LESSEE'S interest in the equipment shall be limited to its possession and use and LESSEE shall not have or assert any right, title or interest therein, except as expressly set forth herein, and shall protect, indemnify and defend, at its expense, LESSOR'S legal title. LESSEE shall, at its expense, keep the equipment free and clear of any lien or encumbrance of any kind whatsoever except that of LESSOR arising hereunder. LESSEE warrants that the equipment will at all times remain personal property, regardless of how it may be affixed to any real property. Prior to LESSOR'S acceptance of this MASTER LEASE, LESSEE shall provide LESSOR with a waiver, in form satisfactory to LESSOR, by any person having an interest in the premises in which the equipment is located, of such landlord's or mortgagee's rights in and to the equipment and/or the rent due under this MASTER LEASE. In lieu of such waiver, LESSEE HEREBY AGREES TO HOLD LESSOR harmless and indemnify LESSOR with regard to any and all claims, actions, damages, costs and attorneys fees asserted by any landlord or mortgagee against LESSOR or the equipment herein. LESSOR shall have the right to affix a stencil, plate, label or other indicia of its ownership to the equipment and LESSEE shall not remove or conceal such identification. LESSEE shall have the right to quiet enjoyment of the equipment during the term of the Lease Schedule, so long as no Event of Default (as herein defined) occurs.

5. TAXES: LESSEE shall pay all taxes, including but not limited to value added tax, any import duties and levies all assessments or fees assessed against the equipment, including all accessories, attachments and upgrades, or payable by LESSOR or LESSEE with respect to the equipment, including any interest or penalties therein, excepting only federal or state taxes based on the net income of LESSOR.

6. LOCATION, USE, MODIFICATIONS AND ALTERATIONS: LESSEE shall not move, or permit the movement of, the equipment from the location (hereinafter referred to as "Equipment Location") specified in the Lease Schedule without LESSOR'S prior written consent. LESSEE shall not use, or permit the use of, the equipment unless such use is consistent with LESSEE'S business, by Century Casinos Management, Inc. (or any of its assigns or affiliates) as operators/managers under LESSEE'S control and in compliance with (A) applicable laws and regulations; (B) the specifications of, and use contemplated by, the manufacturer of the equipment (hereinafter referred to as "Manufacturer"); (C) the terms of LESSEE'S insurance coverage and (D) the requirements of LESSEE'S maintenance agreement regarding the equipment. LESSEE shall not discontinue using the equipment for any extended period of time. LESSEE shall not make any modifications, alterations or additions to the equipment without LESSOR'S prior written consent (other than manufacturer's changes, as such term is hereinafter defined) unless said additions (A) are readily removable without causing any damage to the equipment and (B) do not impair the quality, safety, function or marketability of the equipment (hereinafter referred to as a "Permitted Modification"). Any Permitted Modification shall not become the property of LESSOR and shall not be subject to the Lease Schedule, provided that upon termination or expiration of the term, LESSEE shall remove all Permitted Modifications and restore the equipment to its original condition (ordinary wear and tear excepted), all at no expense to LESSOR. LESSEE shall permit the Manufacturer, its agents or its contractors, access to the equipment for the purpose of performing such upgrades, recall orders or engineering changes as the Manufacturer shall require to enhance or maintain the equipment's standard of performance (herein defined as "Manufacturer's Changes), all of which shall immediately become the property of LESSOR and be subject to the Lease Schedule.

7. MAINTENANCE AND INSPECTION: THIS IS A NET LEASE. LESSEE shall, at its own expense, maintain the equipment in good condition and repair and furnish all necessary repairs, parts, materials and supplies. At all times herein, LESSEE shall keep in full force and effect a maintenance agreement with the Manufacturer or, with LESSOR'S consent, with an equivalent service organization that routinely maintains such equipment (hereinafter referred to as "Equivalent Service Organization"). LESSEE shall also create and preserve maintenance records on the equipment. During reasonable business hours and subject to LESSEE'S reasonable security precautions, LESSEE shall permit LESSOR access to all of the equipment for the purpose of inspecting the equipment and maintenance records to determine LESSEE'S compliance with this MASTER LEASE. If LESSEE is not in compliance with this MASTER LEASE, LESSOR shall notify LESSEE in writing of the acts of noncompliance and LESSEE shall immediately cease using the equipment until full compliance is achieved or LESSOR shall have a maintenance agreement put in place and invoice the LESSEE for charges incurred.

8. DISCCLAIMER OF WARRANTIES: LESSEE has selected at its own risk the Manufacturer, size and design of the equipment in accordance with the terms and conditions of the purchase order which LESSEE has issued, or induced LESSOR to issue. LESSEE acknowledges the LESSOR is not the Manufacturer, or its agent or distributor, and that LESSOR MAKES NO REPRESENTATIONS OR WARRANTY OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE MERCHANTABILITY, VALUE, CONDITION, QUALITY, DESIGN, CAPACITY, MATERIAL, WORKMANSHIP OR FITNESS OR SUITABILITY FOR ANY PURPOSE OR USE BY LESSEE, OR PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT. LESSOR SHALL NOT BE LIABLE FOR LOSSES OR DAMAGES THEREFROM, INCLUDING BUT NOT LIMITED TO LOSS OF BUSINESS, OR ACTUAL OR ANTICIPATED PROFITS, OR OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND WHATSOEVER ARISING ROM THIS MASTER LEASE OR THE EQUIPMENT. So long as no Event of Default (as herein defined) has occurred and continues uncured, LESSOR assigns LESSEE all of Manufacturer's warranties and indemnification's, to the extent said warranties and indemnification's are assignable.

9. RISK OF LOSS: LESSEE hereby assumes and shall bear the entire risk of changes to, loss, theft, damage, destruction or seizure (hereinafter referred to as "Event of Loss") of the equipment from every cause whatsoever. No Event of Loss shall relieve LESSEE of its obligations to pay rent or to perform any other obligation under this MASTER LEASE. If any of the equipment is damaged and repairable, LESSEE shall promptly notify LESSOR of the occurrence of the Event of Loss and shall, at LESSEE'S expense within thirty (30) days of such Event of Loss, cause repairs to be made to the equipment to restore it to the condition required pursuant to Section 6 herein. If the equipment is damaged beyond repair or lost, stolen, destroyed or seized, LESSEE shall promptly notify LESSOR of the occurrence of the Event of Loss and shall, at LESSEE'S expense within thirty
(30) days of the Event of Loss, replace the equipment with like equipment in good repair and working order, causing title to vest in LESSOR free and clear of all liens, claims and encumbrances.

10. INSURANCE: LESSEE shall provide and maintain, at its sole cost and expense: (1) all risk property insurance on the equipment for its full replacement value in an amount no less than the Casualty Value, and (2) comprehensive public liability and property damage insurance on the equipment in amounts not less than ATS ______________ per occurrence and ATS_____________ in the aggregate, with an insurer reasonably acceptable to LESSOR considering the risks to be insured. LESSEE shall provide LESSOR or its assigns (in a form acceptable to LESSOR) with certificates of insurance and a loss payable endorsement in favor of LESSOR and its assigns, as loss payee for property damage coverage and as additional insured for public liability coverage. LESSEE shall provide a copy of the insurance policy under which the certificates are issued to LESSOR. The insurance endorsement shall provide that the coverage shall not be materially altered or cancelled unless thirty (30) days prior written notice has been given to LESSOR and its assigns, and that the coverage afforded to LESSOR and its assigns, shall not be rescinded, impaired or invalidated by any act or omission of LESSEE. LESSOR may apply proceeds of any such insurance to any of LESSEE'S obligations hereunder, but shall pay excess proceeds, if any, to LESSEE upon LESSEE'S full satisfaction of its obligations hereunder.

11. GENERAL INDEMNIFICATION: Except for liability arising from the gross negligence or willful misconduct of LESSOR, its employees or agents, LESSEE hereby agrees to indemnify, defend, protect and hold LESSOR, its agents, employees, directors and assigns harmless from and against any and all claims, losses, damages, injuries, suits, demands or expenses, including but not limited to attorney's fees and costs of whatever kind and nature, arising in connection with the equipment, including without limitation its selection, purchase, installation, use, de-installation, delivery, return or manufacture (including without limitation patent, trademark or other infringement). LESSEE shall promptly notify LESSOR or its assigns of any matter hereby indemnified against.

12. RETURN OF EQUIPMENT: Upon the expiration of any Lease Schedule or termination for any other cause, LESSEE at is sole cost and expense, shall assemble, crate, insure and deliver all of the equipment, including cabling, wiring, attachments and accessories thereto, and all operating manuals along with maintenance and service records relating thereto, subject to the Lease Schedule, to LESSOR in the same good condition and repair as when received, ordinary wear and tear excepted, to such destination as LESSOR shall designate.

13. LESSEE'S REPRESENTATIONS AND WARRANTIES: LESSEE represents and warrants to LESSOR with regard to this MASTER LEASE and each Lease Schedule to be executed hereunder that:

a. The execution, delivery and performance of the MASTER LEASE and any Lease Schedule have been duly authorized by all necessary action on the part of LESSEE and this MASTER LEASE constitutes a valid and binding obligation of LESSEE enforceable against LESSEE in accordance with its terms;
b.     The  individual(s)  executing the MASTER LEASE on behalf of the LESSEE is
(are)  duly  authorized;
c. Neither the execution or delivery by LESSEE of the MASTER LEASE, nor the performance thereof by LESSEE, conflicts with, results in a breach of or constitutes a default or violation of LESSEE'S Certificate of Incorporation, By-Laws, Statutes, applicable law, court order or any agreement or other instrument to which LESSEE is a party or by which it is bound;
d. LESSEE is duly organized and in good standing in its state of incorporation, will be duly qualified to do business in each jurisdiction where the equipment is located and where such qualification is required;
e. Upon request by LESSOR, LESSEE shall furnish its most recent audited annual financial statements prepared in accordance with generally accepted accounting principles;
f. LESSEE shall provide to LESSOR any other documents reasonably requested to consummate this transaction or any Lease Schedule or as reasonably required under this MASTER LEASE;
g. No approval, consent or authorization is required from any governmental authority with respect to the execution, delivery or performance of this MASTER LEASE, or if any such approval, consent or authorization is required, it will be obtained.

14. EVENT OF DEFAULT: The occurrence of any of the following events shall constitute an event of default by LESSEE (hereinafter referred to as an "Event of Default")

a. Failure to pay when due any installment of rent or other sum due hereunder, and such failure shall continue for more than five (5) days; or
b. Failure to perform any other term or condition, covenant, representation or warranty of this MASTER LEASE or any Lease Schedule, and such failure continues for a period of twenty (20) days after notice thereof; or
c. If LESSEE ceases doing business as a going concern, becomes insolvent, admits in writing its inability to pay its debts as they become due, makes as assignment for the benefit of its creditors, file a voluntary petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state statue, law or regulation, admits, consents to or acquiesces in the appointment of a receiver or trustee of any of its property, the commission of any act of dissolution, liquidation or the bankruptcy or death of the LESSEE'S guarantor in the event that the guarantor is a natural person; or
d. If LESSEE voluntarily or involuntarily permits the Equipment to be subject to a lien, the event will be a breach of LESSEE'S covenants under the MASTER LEASE; or
e. Failure within sixty (60) days after the commencement of any proceeding against LESSEE seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, bankruptcy or similar relief under any current or future federal or state statute, law or regulation to obtain the dismissal of such proceeding; or
f. If any warranty, covenant or representation made by LESSEE to LESSOR is false, incorrect or untrue in any material respect; or if any equipment subject to a Lease Schedule is attached, levied upon, encumbered, pledged or seized; or LESSEE defaults under any other agreement with LESSOR or LESSOR'S Affiliates; or defaults under any other material lease, loan or agreement for the borrowing of money; or
g. If the LESSEE is a corporation, a controlling interest of the stock of a corporate lessee is transferred (whether in increments or on one occasion) to person(s) or other legal entities other than those holding said controlling interests at the date of execution of the MASTER LEASE; or
h.     There  is a material adverse change in the financial condition of LESSEE;
or
i.     There  is  a  change  in  the  Use  of  Equipment;  or
j. If Century Casinos Management, Inc. (or its assigns or affiliates) is no longer managing/operating under a Casino Services Agreement with LESSEE; or
k. If the composition of the board of directors or supervisory board of LESSEE is changed without LESSOR'S prior written consent; or
l. If LESSEE'S shareholders sell, pledge or otherwise dispose of their shares in LESSEE without LESSOR'S prior written consent; or
m. If any of LESSEE'S shareholders shall give notice or otherwise terminate the effectiveness of the Power of Attorney delivered to the LESSOR.

15. REMEDIES: At any time after an Event of Default, LESSOR shall have the right to immediately exercise any one or more of the following cumulative remedies:

a. Accelerate without notice to LESSEE all of LESSEE'S obligations hereunder and to sue for and recover all rents and other amounts which have accrued and would be payable for six months following the Event of Default under this MASTER LEASE, all of which shall become immediately due and payable upon demand by LESSOR;
b. Require that LESSEE assemble the equipment and deliver it to LESSOR as provided under Section 12 or enter the premises where any equipment is located without notice or process of law and take possession of the equipment without incurring any liability to LESSEE or any other party for any damages arising from such taking of possession;
c.     Sell any or all of the equipment at public or private sale or relet same;
d. Cancel this MASTER LEASE or any Lease Schedule as to any or all of the equipment;
e. At law or in equity, enforce any of LESSOR'S rights or pursue any other remedy now or hereafter arising.

LESSOR'S remedies hereunder are cumulative in nature, not exclusive and the exercise of any particular remedy shall not be construed to be an election of remedies by LESSOR nor shall any waiver or delay by LESSOR of any of its rights or remedies under this MASTER LEASE be construed as a waiver of LESSOR'S rights to enforce that, or any other, right or remedy in the future. Notwithstanding LESSOR'S election of remedies, LESSEE shall remain liable for the present value of all rents and other amounts which have accrued or would have accrued during the six months following the Event of Default, in addition to (A) all of LESSOR'S costs and expenses incurred in enforcing its rights hereunder, or in taking of possession, storing, repairing, selling or reletting the equipment and
(B) court costs and reasonable attorney's fees, less (C) the net proceeds of a public or private sale or reletting, if any, of the equipment, and (D) any insurance proceeds recovered by LESSOR from insurance coverage provided by LESSEE.

16.     ASSIGNMENT  AND  SUBLEASE:

a. LESSOR'S ASSIGNMENT: LESSOR shall have the absolute right to assign this MASTER LEASE and all LEASE SCHEDULES to any of its directly or indirectly controlled affiliates at any time.

b. LESSEE understands and acknowledges that LESSOR has entered into this MASTER LEASE and shall enter into each Lease Schedule in anticipation of assigning, mortgaging, or otherwise transferring its rights and interests thereunder and/or in the equipment (but not its obligations) to others (hereinafter referred to as "Assignees") without notice to or the consent of LESSEE. Accordingly, LESSOR and LESSEE agree that LESSEE will, after due notice, acknowledge in writing such notice of assignment as reasonably requested by LESSOR or its Assignee, and pay directly to the designated Assignee the amounts which become due under each assigned Lease Schedule and such payment shall be absolute and unconditional, without reduction, abatement, offset or counterclaim of any kind. Notwithstanding the foregoing, LESSEE reserves its rights to have recourse directly against LESSOR on account of any claim it may have against LESSOR.

c. LESSEE'S ASSIGNMENT AND SUBLEASE: Without LESSOR'S prior written consent, LESSEE shall not: (A) assign any of its obligations hereunder, (B) attempt to sublease the equipment or (C) attempt to sell, transfer, hypothecate, dispose of, lend or abandon the equipment or any of LESSEE'S rights in it. However, LESSEE may at its expense, sublease its rights in the equipment to a wholly-owned subsidiary or affiliate upon thirty (30) days prior written notice to LESSOR, provided that: (A) such sublease shall not relieve LESSEE of any of its obligations to LESSOR hereunder, and (B) such sublease shall be expressly subject and subordinate to the terms of this MASTER LEASE, and (C) LESSEE and sub-lessee agree to take such reasonable steps as LESSOR may request to protect the title of LESSOR or its Assignee in and to the equipment. LESSEE shall pay to LESSOR the costs and expense of accomplishing any assignment or sublease.

17. CHOICE OF LAW AND FORUM: This MASTER LEASE and the provisions contained herein shall be deemed to have been executed and to be performed at LESSOR'S parent company's principal place of business in Colorado AND SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE State of Colorado.

18. NOTICES: All notices or demands provided for herein shall be in writing and shall be deemed given when delivered or deposited, first class, postage prepaid, addressed to the parties at their respective addresses set forth above, or a such or other address as may be provided from time to time.

19. SURVIVAL OF OBLIGATIONS: All the terms and conditions, representations, covenants, warranties and agreements contained in this MASTER LEASE and in any Lease Schedule or in any document in connection herewith shall specifically survive the expiration or termination of this MASTER LEASE.

20. SEVERABILITY: To the extent any provision of this MASTER LEASE or any Lease Schedule is deemed partially or wholly invalid or unenforceable under applicable law, such provision shall be effective to the extent valid and enforceable, and all other provisions shall remain in full force and effect.

21. LESSOR'S CONSENT: When LESSOR'S consent is required by the terms of this MASTER LEASE, such consent shall not be unreasonably withheld.

22. LEASE SCHEDULE REAFFIRMATION: The execution by LESSOR and LESSEE of each Lease Schedule shall constitute a reaffirmation by LESSEE of its covenants, representations and warranties herein and that the same are true, correct and complete with respect to the Lease Schedule as of the date of execution of each Lease Schedule.

23. HEADINGS: All section headings of this MASTER LEASE are for convenience only, and shall not in any way limit or affect the meaning or scope of this MASTER LEASE or its provisions.

24. NO WAIVER: No delay, omission or failure to act by LESSOR at any time to exercise or enforce any right or remedy herein provided shall be a waiver of any such right or remedy to which LESSOR is entitled, nor shall it in any way affect the right of LESSOR to enforce such provisions thereafter.

25. ENTIRE AGREEMENT: This MASTER LEASE constitutes the entire agreement of the parties hereto concerning the lease of equipment and no other written or oral representations or warranties shall be binding upon the parties hereto. NO AGENT OR EMPLOYEE OF THE MANUFACTURER OR SELLER OF THE EQUIPMENT IS AUTHORIZED TO BIND LESSOR TO THIS MASTER LEASE OR ANY OTHER AGREEMENT OR TO WAIVE OR MODIFY ANY OF THE PROVISIONS HEREOF. Any modification or waiver of any of the provisions herein shall be effective only if in writing and executed by all of the parties hereto, provided however that LESSOR may add applicable equipment serial or identification numbers to Lease Schedules and financing statements.

26. SUCCESSOR: This MASTER LEASE and each Lease Schedule shall be binding upon and shall inure to the benefit of LESSOR, LESSEE and their respective successors, legal representatives and assigns.

27. STATUTORY FINANCE LEASE: LESSEE agrees and acknowledges that it is the intent of both parties to this MASTER LEASE that it qualify as statutory finance lease _________________________. LESSEE acknowledges and agrees that LESSEE has selected both: (1) the equipment and (2) the supplier from whom LESSOR is to purchase the equipment. LESSEE acknowledges that LESSOR has not participated in any way in LESEE'S selection of the equipment or of the supplier and LESSOR has not selected, manufactured, or supplied the equipment nor is he an agent or a dealer of any of the above-mentioned. LESSEE is advised that it may have rights under the contract evidencing the LESSOR'S purchase of the equipment from the supplier chosen by LESSEE and that LESSEE should contact the supplier of the equipment for a description of any such rights.

28.     MULTIPLE  LESSEES:  If  more than one LESSEE is named within this MASTER
LEASE,  the  liability  of  each  shall  be  joint  and  several.

29.     LEASE  ACCEPTANCE:  At  no  time  shall  this  MASTER LEASE or any Lease
Schedule be deemed to constitute an offer binding upon LESSOR until it is accepted by execution of LESSOR.



CASINO  MILLENNIUM  A.  S.
(LESSEE)





By:_________________________________                                         By:______________________________
a duly authorized signatory                                                  a duly authorized signatory
Position:  Shareholder                                                       Position: Shareholder
Print name: Alois Slezacek                                                   Print name: Michal Janeba




By:_/s/ Gernot Leuthmetzer_______                                            By:_/s/ Peter Hoetzinger___________
a duly authorized signatory                                                  a duly authorized signatory
Position: Member of the Board                                                Position: Member of the Board
Print name: Gernot Leuthmetzer                                               Print name: Peter Hoetzinger






CENTURY MANAGEMENT- UND B. GMBH
(LESSOR)




By:_/s/ Erwin Haitzmann___________                                           By:___/s/ Peter Hoetzinger_____
a duly authorized signatory                                                  a duly authorized signatory
Position: Chairman                                                           Position: Vice Chairman
Print name: Erwin Haitzmann                                                  Print name: Peter Hoetzinger

                                 LEASE SCHEDULE

This Lease Schedule incorporates the terms and conditions of Master Lease Agreement dated as of the ___4th__ day of _January____, 1999 (the "Master Lease") by and between Century Management- und B. GmbH, ("Lessor") and

                             CASINO MILLENNIUM A. S.
                             -----------------------
                                   ("Lessee")

THIS  IS  A  NON  CANCELABLE  LEASE  SCHEDULE

1.     Initial  Term:  240  (two-hundred-and-forty)  months  commencing with the
                       ---
first day of the month immediately following the Commencement Date (or beginning with the Commencement Date if that date is the first day of the month.) The term of this Master Lease shall automatically continue for a further period of 60 (sixty) months unless one party serves notice to the other party of their intention to terminate this Master Lease at the end of the initial 240 months period as defined above. Such notice must be in writing and delivered to the other party by registered mail no later than six months before the end of the initial 240 months term.

2. Rental Payments: 45% (forty-five percent) of the Gross Profit (Income before Corporate Tax, according to Czech accounting regulations) of LESSEE'S operations, plus any and all applicable taxes (e.g. VAT or DPH). The applicable exchange rate for the computation of the rental payments shall be the average exchange rate valid on the payment date as announced by the Czech National Bank.

3. LESSEE shall be obliged to pay to LESSOR a security deposit in the amount equal to and under the same terms and conditions as the security deposit payable from LESSEE to B. H. Centrum, a.s. under the Lease Agreement for the casino premises (Article 9- Security).

4. Equipment: (See EXHIBIT A, Equipment Schedule attached hereto and made a part hereof)

5. Commencement Date: _________________, as evidenced by the Certificate of Acceptance, issued in respect to this Lease Schedule.

6. Equipment Location: the Equipment shall be located and operated in the space leased by LESSEE for use as a casino at the Prague Millennium Plaza only.

7. Use of Equipment: all Equipment must be managed and operated by Century Casinos Management, Inc. (or any of its affiliates or assigns) under a Casino Services Agreement with LESSEE at all times.


ENTIRE AGREEMENT: LESSEE REPRESENTS THAT IT HAS READ, RECEIVED, RETAINED A COPY OF AND UNDERSTANDS THIS LEASE SCHEDULE AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. LESSOR AND LESSEE AGREE THAT THIS LEASE SCHEDULE, THE MASTER LEASE AND ALL RIDERS THERETO SHALL CONSTITUTE THE ENTIRE AGREEMENT AND SUPERSEDE ALL PROPOSALS, ORAL OR WRITTEN, ALL PRIOR NEGOTIATIONS AND ALL OTHER COMMUNICATION BETWEEN LESSOR AND LESSEE WITH RESPECT TO ANY UNIT OF EQUIPMENT.

This  Lease  Schedule  is  effective  only  upon  acceptance  by  LESSOR.

Accepted  on  __January  4,  1999__________.



CASINO  MILLENNIUM  A.  S.
(LESSEE)





By:____/s/ Alois Slezacek___________                                     By:___/s/ Michal Jeneba____________
a duly authorized signatory                                              a duly authorized signatory
Position:  Shareholder                                                   Position: Shareholder
Print name: Alois Slezacek                                               Print name: Michal Janeba




By:____/s/ Gernot Leuthmetzer__________                                  By:__/s/ Peter Hoetzinger_____________
a duly authorized signatory                                              a duly authorized signatory
Position: Member of the Board                                            Position: Member of the Board
Print name: Gernot Leuthmetzer                                           Print name: Peter Hoetzinger





CENTURY MANAGEMENT- UND B. GMBH
(LESSOR)




By:_/s/ Erwin Haitzmann______________                                    By:__/s/ Peter Hoetzinger_____________
a duly authorized signatory                                              a duly authorized signatory
Position: Chairman                                                       Position: Vice Chairman
Print name: Erwin Haitzmann                                              Print name: Peter Hoetzinger